UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2010

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 18, 2010, the Board of Directors of Southwestern Energy Company (the “Company”), upon the recommendation of the Nominating and Governance Committee, established a separate annual retainer of $50,000 for the position of Chairman of the Board of Directors if such position is held by a person who is not an employee of the Company.  Harold M. Korell, who retired as an employee of the Company on March 31, 2010 and who was re-elected as a director of the Company at the Annual Meeting of Stockholders held on May 18, 2010, will continue to serve as the non-executive Chairman of the Board of Directors.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On May 18, 2010, subject to receipt of the requisite approval of the Company’s stockholders, the Board of Directors approved an increase in the number of authorized shares of common stock of the Company from 540,000,000 shares to 1,250,000,000 shares and the amendment and restatement of the Company’s certificate of incorporation in the form set forth as Exhibit B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2010 (the “Amended and Restated Certificate of Incorporation”). At the Annual Meeting of Stockholders held on May 18, 2010, such amendment and restatement of the Company’s certificate of incorporation was approved by more than a majority of the holders of the Company’s outstanding shares of common stock as of March 31, 2010.  The Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on May 19, 2010, is filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.  The foregoing description of the Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation.

On May 18, 2010, the Board of Directors amended and restated the Company’s Bylaws in order to clarify that the position of the Chairman of the Board of Directors is not an officer of the Company unless designated as such by the Board of Directors.   The clarification of the position of non-executive Chairman of the Board of Directors effected by the adoption of the amended and restated Bylaws (the “Amended and Restated Bylaws”) is primarily reflected in changes to Article II “Meetings of Stockholders” (revisions to Section 2.14 Conduct of Meetings and Section 2.15 Inspectors of Election), Article III “Directors” (the addition of Section 3.13 “Chairman of the Board of Directors” and Section 3.14 “Vice Chairman of the Board of Directors”) and Article IV (revisions to Section 4.1 “General,” Section 4.2 “Chairman of the Board of Directors,” Section 4.3 “Vice Chairman of the Board of Directors” and Section 4.6 “Secretary”) in the Amended and Restated Bylaws. The Amended and Restated Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference.  The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Southwestern Energy Company.
3.2	Amended and Restated Bylaws of Southwestern Energy Company Effective as of May 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 24, 2010	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Southwestern Energy Company.

3.2	Amended and Restated Bylaws of Southwestern Energy Company. Effective as of May 18, 2010.